Exhibit 99.1

THIS WARRANT AND THE SHARES OF SERIES A PREFERRED STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY APPLICABLE STATE LAWS. THIS WARRANT AND THE SHARES OF SERIES A PREFERRED STOCK PURCHASABLE HEREUNDER HAVE BEEN ACQUIRED BY THE REGISTERED OWNER HEREOF FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR SALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT. THIS WARRANT AND THE SHARES OF SERIES A PREFERRED STOCK PURCHASABLE HEREUNDER MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN A TRANSACTION OTHERWISE IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS. THE TRANSFERABILITY OF THIS WARRANT ALSO IS RESTRICTED AS PROVIDED IN SECTIONS 4 AND 5 HEREOF.

STOCK PURCHASE WARRANT

Void After November 18, 2006

This Warrant is issued as of May 18, 2005, by ONI Medical Systems, Inc. (the “Company”), a Delaware corporation, to Novoste Corporation (“Novoste”), a Florida corporation (Novoste and any subsequent assignees or transferees hereof are hereinafter referred to collectively as “Holder” or “Holders”).

1. ISSUANCE OF WARRANT; TERM.

Novoste has made to the Company a loan in the amount of $3,000,000 and such loan is evidenced by that certain Promissory Note of the Company, dated the date hereof, in the principal amount of $3,000,000 (the “Note”). For and in consideration of Novoste’s agreement to make the loan evidenced by the Note, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby grants to Holder the right to purchase 2,325,581 shares of the Company’s Series A Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”). The shares of Series A Preferred Stock issuable upon exercise of this Warrant, subject to adjustment under Section 7 hereof, are hereinafter referred to as the “Shares.” Unless terminated earlier pursuant to the provisions of that certain Agreement and Plan of Merger of even date herewith by and among Novoste, ONIA Acquisition Corp. and the Company (the “Merger Agreement”), this Warrant shall be exercisable commencing upon the first to occur of (a) an “Event of Default” (as such term is defined in the Note)

under the Note and (b) the termination of the Merger Agreement in accordance with its terms, and ending at 12:00 midnight, eastern time on November 18, 2006 (the “Warrant Term”).

2. EXERCISE PRICE; NUMBER OF SHARES.

The initial exercise price at which all or any of the Shares may be purchased pursuant to the terms of this Warrant shall be One Dollar and Twenty-Nine Cents ($1.29) per share (“Exercise Price”).

3. EXERCISE.

This Warrant may be exercised from time to time during the Warrant Term by the Holder hereof as to all or any increment or increments of One Hundred (100) Shares (or the balance of the Shares if less than such number), upon delivery of written notice of intent to exercise to the Company at the following address: ONI Medical Systems, Inc., 301 Ballardvale Street, Suite 4, Wilmington, Massachusetts 01887; Attention: Darlene Deptula-Hicks, or such other address as the Company shall designate in a written notice to the Holder hereof, together with this Warrant and payment to the Company of the aggregate purchase price of the Shares so purchased. Payment of the purchase price of the Shares may be made by (a) a check payable to the Company, (b) wire transfer of funds to the Company, (c) cancellation by Novoste of an equal amount of the Company’s indebtedness for principal and interest under the Note, or (d) any combination thereof, at Novoste’s sole discretion. For the avoidance of doubt, it is hereby specifically agreed that the purchase price of the Shares to be paid upon the exercise of the Warrant may not be paid through the return to the Company of a portion of such Shares, i.e., the Warrant may not be exercised through a “cashless” or “net-issue” exercise. Upon exercise of this Warrant as aforesaid, the Company shall as promptly as practicable, and in any event within fifteen (15) days thereafter, execute and deliver to the Holder of this Warrant (a) a certificate or certificates for the total number of Shares for which this Warrant is being exercised in such names and denominations as are requested by such Holder, and (b) if this Warrant is exercised, on any one or more occasions, with respect to less than all of the Shares, a new Warrant covering the number of Shares in respect of which this Warrant shall not have been exercised, which new Warrant shall in all other respects be identical to this Warrant. The Company covenants and agrees that it will pay when due any and all state and federal issue taxes which may be payable in respect of the issuance of this Warrant or the issuance of any Shares upon exercise of this Warrant.

4. COVENANTS AND CONDITIONS.

The above provisions are subject to the following terms and conditions:

(a) Neither this Warrant nor the Shares have been registered under the Securities Act or any state securities laws (“Blue Sky Laws”). This Warrant has been acquired for investment purposes and not with a view to distribution or resale and may not be pledged, hypothecated, sold, made subject to a security interest, or otherwise transferred without an effective registration statement for such Warrant under the Securities Act and applicable Blue Sky Laws, or the availability of an exemption from registration under the Securities Act and applicable Blue Sky Laws. Transfer of the shares issued upon the exercise of this Warrant shall be restricted in the same manner and to the same extent as the Warrant, and the certificates representing such Shares shall bear substantially the following legend:

THE SHARES OF SERIES A PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION, OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION, UNDER THE SECURITIES ACT AND REGULATIONS PROMULGATED THEREUNDER AND APPLICABLE STATE SECURITIES LAWS.

The Holder hereof and the Company agree to execute such other documents and instruments as the Company reasonably deems necessary to effect the compliance of the issuance of this Warrant and any shares of Series A Preferred Stock issued upon exercise hereof with applicable federal and state securities laws.

(b) The Company covenants and agrees that (i) all Shares which may be issued upon exercise of the Warrant, upon issuance and payment therefor, shall be legally and validly issued and outstanding, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof; (ii) the Company will not close its books against the exercise of the Warrant or the transfer of the Series A Preferred Stock issued or issuable upon exercise of the Warrant in any manner which would interfere with the timely exercise of the Warrant; and (iii) the Company will at all times reserve and keep available out of its authorized Series A Preferred Stock, solely for the purpose of effecting the exercise of the Warrant and free of preemptive rights, the full number of shares of Series A Preferred Stock which would be deliverable upon the exercise of the Warrant.

(c) The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities, or otherwise, avoid or take any action that would have the effect of avoiding the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith carry out all of the Company’s obligations pursuant to the provisions of this Warrant.

5. TRANSFER OF WARRANT.

Subject to the provisions of Section 4 hereof, this Warrant may be transferred, in whole or in part, to any person or business entity, by presentation of the Warrant to the Company with written instructions for such transfer; provided, however, that neither this Warrant nor any interest herein may be transferred, assigned, pledged or in any other way disposed of prior to the valid termination, if at all, of the Merger Agreement. Upon such presentation for transfer, the Company shall promptly execute and deliver (a) a new Warrant or Warrants in the form hereof in the name of the assignee or assignees and in the denominations specified in such instructions, and (b) if a partial transfer of this Warrant is made, on any one or more occasions, a new Warrant to the Holder covering the number of Shares in respect of which this Warrant shall not have been transferred, which new Warrant shall in all other respects be identical to this Warrant. The Company shall pay all expenses incurred by it in connection with the preparation, issuance and delivery of Warrants under this Section.

6. WARRANT HOLDER NOT STOCKHOLDER; RIGHTS OFFERING.

This Warrant does not confer upon the Holder, as such, any right whatsoever as a stockholder of the Company.

7. ADJUSTMENT UPON CHANGES IN STOCK.

The Exercise Price and the number of Shares purchasable hereunder are subject to adjustment from time to time as follows:

(a) Stock Dividend, Stock Split or Subdivision of Shares. If the number of shares of Series A Preferred Stock outstanding at any time after the date hereof is increased by a stock dividend payable to the holders of shares of Series A Preferred Stock in shares of Series A Preferred Stock or by a subdivision or split-up of shares of Series A Preferred Stock, then, following the record date fixed for the determination of holders of Series A Preferred Stock entitled to receive such stock dividend, subdivision or split-up, the Exercise Price shall be appropriately decreased and the number of shares of Series A Preferred Stock issuable on exercise of this Warrant shall be increased in proportion to such increase in outstanding shares.

(b) Combination of Shares. If, at any time after the date hereof, the number of shares of Series A Preferred Stock outstanding is decreased by a combination (however effected including, without limitation, through a reverse stock split) of the outstanding shares of Series A Preferred Stock, then, following the record date for such combination, the Exercise Price shall be appropriately increased and the number of shares of Series A Preferred Stock issuable on exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares.

(c) Merger, Consolidation, Share Exchange, Reorganization, Etc. If all or any portion of this Warrant shall be exercised subsequent to any merger, consolidation, recapitalization, exchange of shares, or reorganization of the Company, sale or transfer of substantially all of the assets of the Company, or other similar event, occurring after the date hereof, as a result of which shares of Series A Preferred Stock shall be changed into the same or a different number of shares of the same or another class or classes of securities of the Company or another entity, then lawful provision shall be made by the Company so that the Holder exercising this Warrant shall receive, for the aggregate Exercise Price paid upon such exercise, the aggregate number and class of securities which such Holder would have received if this Warrant had been exercised immediately prior to such merger, consolidation, recapitalization, exchange of shares, reorganization, sale or other similar event.

8. CERTAIN NOTICES.

(a) Adjustment Certificate. Whenever the Exercise Price or number of Shares purchasable hereunder shall be adjusted pursuant to Section 7, the Company shall issue a certificate to each Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment.

(b) Specific Notices. In case:

(i) the Company shall take a record of the holders of its Series A Preferred Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or

(ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another entity, or any conveyance of all or substantially all of the assets of the Company to another entity, or

(iii) of any voluntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will notify each Holder of, as the case may be, (1) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (2) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Series A Preferred Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Series A Preferred Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, or winding-up. For any such notification required under either (1) or (2) above, the Company shall provide to Holder written notice at least ten (10) days prior to the date specified therein.

9. NO FRACTIONAL SHARES.

No fractional shares shall be issued upon the exercise of this Warrant. If any adjustment under Section 7 would create a fractional share of Series A Preferred Stock or a right to acquire a fractional share of Series A Preferred Stock, such fractional share shall be disregarded and the number of Shares subject to this Warrant shall be the next lower number of Shares, rounding all fractions downward.

10. AMENDMENTS.

The terms and provisions of this Warrant may not be modified or amended, or any provisions hereof waived, temporarily or permanently, except by written consent of the Company and a majority in interest of the Holders hereof.

11. LOSS, DESTRUCTION, ETC. OF WARRANT.

In the event this Warrant is lost, stolen, destroyed or mutilated, the Company will make and deliver to the Holder a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed, or mutilated Warrant, upon the Company’s receipt of (a) in the case of a lost, stolen, or destroyed Warrant, an affidavit reasonably satisfactory to the Company from the holder to that effect and indemnity or security reasonably satisfactory to the Company, and (b) in the case of a mutilated Warrant, the mutilated Warrant. Any such new Warrant shall constitute an original contractual obligation on the part of the Company and the Holder.

12. SUCCESSORS.

This Warrant will be binding upon any entity succeeding the Company by merger, consolidation, or acquisition of all or substantially all of the Company’s assets.

13. GOVERNING LAW.

This Warrant shall be governed by, and construed in accordance with, the laws of the State of Delaware (excluding the choice of law rules thereof).

14. ENFORCEMENT.

The Company agrees to pay all costs and expenses (including without limitation attorneys’ fees and disbursements), incurred by Holder in connection with the enforcement hereof.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Stock Purchase Warrant to be duly executed on its behalf as of the date first above written.

ONI Medical Systems, Inc., a
Delaware corporation

By:	/s/ Robert L. Kwolyk
Title:	President & CEO

Novoste Corporation, a
Florida corporation

By:	/s/ Alfred J. Novak
Title:	President and Chief Executive Officer